SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
21.	SUBSEQUENT EVENTS

Discontinue to provide Sports Information Services from "Cai Xun Hao”

On March 25, 2019, the management of the Company decided to discontinue the Sports Information Services provided by “Cai Xun Hao”
. Revenue generated from
“Cai Xun Hao” was nil, RMB2,332 and RMB16,036 (US$2,332) for the year ended December 31, 2016, 2017 and 2018, respectively, which accounted for nil, 3.2%, and 12.7% of total net revenues for the years ended December 31, 2016, 2017 and 2018, respectively. The discontinuation of the Sports Information Services provided by “Cai Xun Hao” has no major effect on the Group’s operations and financial results.

Restricted stock units incentive plan

On January 2, 2019, the Compensation Committee of the Board of Directors of the Company reached an agreement to issue the number of Class A ordinary shares of 7,553,980 to grant to the employees of the Company, which will be vested in January 1, 2020.

7% Redeemable Noncontrolling Interest in Arbitration related to TMG

In connection with our acquisition of a 93% equity interest in TMG in 2017, we entered into a shareholders’ agreement with Helmet Limited, or Helmet, which owns the remaining 7% equity interest (post-acquisition) in TMG. Pursuant to this shareholders’ agreement, if Thomas Biro resigns from his employment with TMG, or his employment is terminated for whatever reason, Helmet has the right to request that we, on one occasion, purchase all or some of the TMG shares then held by Helmet. This right is exercisable within one year from the aforementioned resignation. However, such right is not exercisable if Mr. Biro resigns before December 31, 2018. When the notice to exercise such right is delivered, we and Helmet shall, within 30 business days, establish a fair market value as the purchase price for the TMG shares subject to sale. If both parties fail to reach an agreement during such period, the fair market value of those TMG shares will be decided by an independent valuation expert appointed by both parties. If the parties are not able to decide on an independent valuation expert, such expert shall be appointed in accordance with the dispute resolution provisions under the shareholders’ agreement.

In early 2019, we received a redemption notice from Helmet, requesting us to purchase the 7% equity interest in TMG held by Helmet at a redemption price of EUR3,745. We and Helmet failed to reach an agreement as to the purchase price for the TMG shares within 30 business days of the notice. Helmet has referred the dispute to arbitration by a local court in Malta, and we have engaged attorneys to represent us in the arbitration. After receiving of the redemption notice, we adjusted the carrying amount of the 7% redeemable noncontrolling interest to equal to the redemption amount of EUR3,745 as of December 31, 2018. The worst-case scenario is that we ultimately may be required to purchase the TMG shares held by Helmet at the redemption price of EUR3,745, other than this adjustment as reflected and disclosed in our consolidated financial statements for 2018, we do not expect to incur other liabilities in connection with the aforementioned arbitration.